UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 31, 2010

NEULION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

000-53620	98-0469479
(Commission File Number)	(IRS Employer Identification No.)

1600 Old Country Road, Plainview, NY	11803
(Address of Principal Executive Offices)	(Zip Code)

(516) 622-8300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01.            Other Events.

On May 31, 2010, NeuLion, Inc. (the “Company”) announced that on May 28, 2010, the Company executed a non-binding term sheet in connection with a potential private placement (the “Private Placement”), with a company controlled by one of its directors, of US$10 million of Series A Convertible Preferred Shares.

A copy of the press release announcing and more fully describing the Private Placement is attached as Exhibit 99.1 hereto.

Item 9.01.            Exhibits.

Exhibit	Description
99.1	Press Release dated May 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEULION, INC.

Date: June 4, 2010	By:	/s/ Roy E. Reichbach
		Name:	Roy E. Reichbach
		Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 31, 2010